Securities Act File No. 333-___________
                                         Investment Company Act File No. 811-266

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

--------------------------------------------------------------------------------
|X|   REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933

|_|               Pre-Effective Amendment No. _______
|_|               Post-Effective Amendment No. _______

                                     and/or

|X|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


|X|               Amendment No. 33


                Exact Name of Registrant as Specified in Charter:
                           TRI-CONTINENTAL CORPORATION

 Address of Principal Executive Offices (Number, Street, City, State, Zip Code):
                       100 PARK AVENUE, NEW YORK, NY 10017

               Registrant's Telephone Number, including Area Code:
                        (212) 850-1864 or (800) 221-2450

 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service:
            FRANK J. NASTA, ESQ., 100 PARK AVENUE, NEW YORK, NY 10017

--------------------------------------------------------------------------------
                  Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

--------------------------------------------------------------------------------

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |X|

If appropriate, check the following box:

|_| This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment or Registration Statement.

|_| This Post-Effective Amendment on Form N-2 is filed to register additional securities for an offering pursuant to Rule 462(b)(1) under the Securities Act of 1933 and the Securities Act Registration Statement Number of the earlier effective Registration Statement for the same offering is: _________

        Calculation of Registration Fee Under the Securities Act of 1933


                                        Proposed Maximum      Proposed Maximum
Title of Securities     Amount Being     Offering Price          Aggregate            Amount of
Being Registered         Registered         per Unit           Offering Price      Registration Fee
----------------         ----------         --------           --------------      ----------------
Common Stock
$.50 par value           2,000,000           $13.54              $27,080,000          $2,190.77


The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Pursuant to Rule 429 under the Securities Act of 1933, the Prospectus which is a part of this Registration Statement is a combined Prospectus relating also to shares previously registered on Registration Statement No. 333-86414.

                           TRI-CONTINENTAL CORPORATION
                                    FORM N-2
                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)

                           PART A - PROSPECTUS CAPTION

Item No.                                                                  Caption
-------------------------------------------------------                   -----------------------------------------
1.  Outside Front Cover                                                   Outside Front Cover of the Prospectus

2.  Inside Front and Outside Back Cover Page                              Inside Front and Outside Back Cover Page
                                                                          of Prospectus

3.  Fee Table and Synopsis                                                Summary of Corporation Expenses;
                                                                          Prospectus Summary

4.  Financial Highlights                                                  Financial Highlights

5.  Plan of Distribution                                                  Not Applicable

6.  Selling Shareholders                                                  Not Applicable

7.  Use of Proceeds                                                       Investment Plans and Other Services -
                                                                          Method of Purchase

8.  General Description of the Registrant                                 Prospectus Summary; The Corporation;
                                                                          Investment Objective and Other Policies
                                                                          and Related Risks; Trading and Net Asset
                                                                          Value Information

9.  Management                                                            Management of the Corporation;
                                                                          Investment Plans and Other Services;
                                                                          Back Cover Page of Prospectus

10. Capital Stock, Long-Term Debt, and Other Securities                   Description of Capital Stock;
                                                                          Description of Warrants; Dividend Policy
                                                                          and Taxes; Investment Plans and Other
                                                                          Services; Capitalization at March 31,
                                                                          2003

11. Defaults and Arrears on Senior Securities                             Not Applicable

12. Legal Proceedings                                                     Not Applicable

13. Table of Contents of the Statement of Additional                      Table of Contents of the Statement of
    Information                                                           Additional Information

                           TRI-CONTINENTAL CORPORATION
                                    FORM N-2
                        CROSS REFERENCE SHEET (continued)
                             Pursuant to Rule 495(a)

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

Item No.                                                                  Caption
-------------------------------------------------------                   -----------------------------------------
14. Cover Page                                                            Cover Page of the Statement of
                                                                          Additional Information

15. Table of Contents                                                     Cover Page of the Statement of
                                                                          Additional Information

16. General Information and History                                       Appendix

17. Investment Objectives and Policies                                    Additional Investment Policies

18. Management                                                            Directors and Officers

19. Control Persons and Principal Holders of Securities                   Directors and Officers - Holdings of
                                                                          Preferred Stock, Common Stock and
                                                                          Warrants

20. Investment Advisory and Other Services                                Directors and Officers - Holdings of
                                                                          Preferred Stock, Common Stock and
                                                                          Warrants; Management of the Corporation;
                                                                          Custodian, Stockholder Service Agent and
                                                                          Dividend Paying Agent and Experts

21. Brokerage Allocation and Other Practices                              Brokerage Allocation and Other Practices

22. Tax Status                                                            Additional Investment Policies

23. Financial Statements                                                  Financial Statements

                          Tri-Continental Corporation

                         an investment you can live with


                                                                     May 1, 2003


                                 100 Park Avenue
                               New York, NY 10017
                     New York City Telephone (212) 682-7600
                       Toll-Free Telephone (800) 874-1092
      For Retirement Plan Information -- Toll-Free Telephone (800) 445-1777


      Tri-Continental Corporation is a diversified, closed-end investment company--a publicly traded investment fund. The Corporation's Common Stock is traded on the New York Stock Exchange under the symbol "TY." The closing market price of the Common Stock on April 16, 2003 was $13.45 per share.


      The Corporation invests primarily for the longer term, and over the years the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. Common stocks have made up the bulk of investments. However, assets may be held in cash or invested in all types of securities. See "Investment Objective and Other Policies and Related Risks." No assurance can be given that the Corporation's investment objective will be realized. The Corporation's manager is J. & W. Seligman & Co. Incorporated.

      This Prospectus applies to all shares of Common Stock purchased under the Corporation's various Investment Plans. See "Investment Plans and Other Services." The shares of Common Stock covered by this Prospectus also may be issued from time to time by the Corporation to acquire the assets of personal holding companies, private investment companies or publicly owned investment companies. See "Issuance of Shares in Connection with Acquisitions."


      This Prospectus sets forth concisely the information that a prospective investor should know about the Corporation before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Corporation, including a Statement of Additional Information ("SAI") dated May 1, 2003, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing or calling the Corporation at the address or telephone numbers listed above. The SAI is dated the same date as this Prospectus and is incorporated herein by reference in its entirety. The table of contents of the SAI appears on page 22 of this Prospectus. In addition, copies of the 2002 Annual Report to Stockholders of the Corporation will be furnished, without charge, to investors requesting copies of the SAI. The 2002 Annual Report contains financial statements of the Corporation for the year ended December 31, 2002, which are incorporated by reference into the SAI. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information filed electronically by the Corporation.


      The Securities and Exchange Commission has neither approved nor disapproved these securities, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            Page


Summary of Corporation Expenses ...............................................3
Prospectus Summary ............................................................4
The Corporation ...............................................................5
Financial Highlights ..........................................................6
Capitalization at March 31, 2003 ..............................................9
Trading and Net Asset Value Information .......................................9
Investment Objective and Other Policies and Related Risks ....................10
Management of the Corporation ................................................12
Description of Capital Stock .................................................14
Description of Warrants ......................................................15
Computation of Net Asset Value ...............................................15
Dividend Policy and Taxes ....................................................16
Investment Plans and Other Services ..........................................17
Issuance of Shares in Connection with Acquisitions ...........................21
Table of Contents of the Statement of Additional Information .................22
Authorization Form for Automatic Dividend Investment and Cash
  Purchase Plan ..............................................................23
Authorization Form for Automatic Check Service ...............................24


                         SUMMARY OF CORPORATION EXPENSES

      The following table illustrates the expenses and fees that the Corporation expects to incur and that you can expect to bear as a stockholder of the Corporation.


      Stockholder Transaction Expenses
           Automatic Dividend Investment and Cash Purchase Plan Fees ...........   (1)
      Annual Expenses for 2002 (as a percentage of net assets attributable to Common Stock)
           Management Fees ..................................................... 0.41%
           Other Expenses ...................................................... 0.27%
                                                                                 -----
                   Total Annual Expenses ....................................... 0.68%
                                                                                 =====


----------

(1) Stockholders participating in the Corporation's investment plans pay a maximum $2.00 fee per transaction. See "Investment Plans and Other Services--Automatic Dividend Investment and Cash Purchase Plan" for a description of the investment plans and services.

      The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management of the Corporation" and "Investment Plans and Other Services--Automatic Dividend Investment and Cash Purchase Plan."

      The following example illustrates the costs you would pay on a $1,000 investment, assuming a 5% annual return:


                                               1 Year     3 Years   5 Years   10 Years
                                               ------     -------   -------   --------
Tri-Continental Corporation Common Stock         $7         $22       $38        $85


      The example does not represent actual or anticipated costs, which may be more or less than those shown. Moreover, the Corporation's actual rate of return may be more or less than the hypothetical 5% return shown in the example.

                               PROSPECTUS SUMMARY

      The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

      This Prospectus applies to shares of Common Stock of the Corporation. The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities in whatever amounts or proportions J. & W. Seligman & Co. Incorporated (the "Manager") believes best suited to current and anticipated economic and market conditions. These may include preferred stock, debt securities, repurchase agreements, options, illiquid securities and securities of foreign issuers, each of which could involve certain risks. See "Investment Objective and Other Policies and Related Risks."


      The Manager manages the investment of the assets of the Corporation and administers its business and other affairs pursuant to a Management Agreement approved by the Board of Directors and the stockholders of the Corporation. The Manager also serves as manager of twenty-one other U.S. registered investment companies which, together with the Corporation, make up the "Seligman Group of Funds." The aggregate assets of the Seligman Group of Funds at March 31, 2003 were approximately $10.8 billion. The Manager also provides investment management or advice to institutional and other accounts having a value at March 31, 2003 of approximately $7.1 billion. The Manager's fee is based in part on the average daily net assets of the Corporation. The management fee rate for 2002 was equivalent to .40% of the Corporation's average daily net investment assets. See "Management of the Corporation."


      Shares of Common Stock covered by this Prospectus may be purchased from time to time by Seligman Data Corp. ("SDC"), the Plan service agent for Automatic Dividend Investment and Cash Purchase Plans, Individual Retirement Accounts ("IRAs"), Retirement Plans for Self-Employed Individuals, Partnerships and Corporations, the J. & W. Seligman & Co. Incorporated Matched Accumulation Plan and the Seligman Data Corp. Employees' Thrift Plan (collectively, the "Plans"), as directed by participants, and may be sold from time to time by the Plan service agent for participants in Systematic Withdrawal Plans. See "Investment Plans and Other Services." Shares will be purchased for the Plans on the New York Stock Exchange or elsewhere when the market price of the Common Stock is equal to or less than its net asset value, and any brokerage commissions applicable to such purchases will be charged pro rata to the Plan participants. Shares will be purchased for the Plans from the Corporation at net asset value when the net asset value is lower than the market price, all as more fully described in this Prospectus.


      On November 21, 2002, the Board of Directors authorized the renewal of the Corporation's ongoing share repurchase plan. The program authorizes the Corporation to repurchase over a 12-month period up to 7.5% of its then outstanding Common Stock, provided that the excess of net asset value of a share of Common Stock over its market price remains greater than 10%. The shares repurchased under this program are cancelled, increasing the number of authorized but unissued shares available for issuance to participants in the Plans. The stock repurchase program seeks, among other things, to moderate the growth in the number of shares outstanding, increase the net asset value of the Corporation's outstanding shares, reduce the dilutive impact on stockholders who do not take capital gains distributions in additional shares and increase the liquidity of the Corporation's Common Stock in the marketplace. Shares acquired by the Corporation from participants in the Systematic Withdrawal Plan and other stockholder plans, as well as shares purchased for the Corporation in the open market to meet demand under the Automatic Dividend and Cash Purchase Plan, are counted towards the 7.5% repurchase limit under the program. As of March 31, 2003, 3,475,296 shares, or approximately 2.8% of the shares outstanding on November 21, 2002, had been repurchased under the program.


                                 THE CORPORATION


      The Corporation is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified management investment company of the closed-end type. The Corporation's Common Stock is listed on the New York Stock Exchange under the symbol "TY." The average weekly trading volume on that and other exchanges during 2002 was 423,166 shares. The Corporation's Common Stock has historically been traded on the market at less than net asset value. As of March 31, 2003, the Corporation had 122,562,046 shares of Common Stock outstanding and net assets attributable to Common Stock of $1,835,992,028.

                              FINANCIAL HIGHLIGHTS


      The Corporation's financial highlights for the years presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Corporation, should be read in conjunction with the financial statements and notes contained in the Corporation's 2002 Annual Report, which may be obtained from the Corporation as provided on the cover page of this Prospectus.


      "Per share operating performance" data is designed to allow you to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value so that you can understand what effect the individual items have on your investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, using average shares outstanding.

                                          Per Share Operating Performance, Total
                                                    (for a share of Common Stock


                                                            -----------------------------------------------------------------------
                                                                2002          2001          2000            1999           1998
                                                            -----------   -----------   -----------     ------------    -----------
Per Share Operating Performance:
Net asset value, beginning of year .......................  $     21.69   $     25.87   $     32.82     $      34.13    $     32.06
                                                            -----------   -----------   -----------     ------------    -----------
Net investment income ....................................         0.25          0.32          0.35             0.48           0.54
Net realized and unrealized investment gain (loss) .......        (5.95)        (3.02)        (3.25)            2.90           7.01
Net realized and unrealized gain (loss) from foreign
  currency transactions ..................................           --            --            --               --           (.01)
                                                            -----------   -----------   -----------     ------------    -----------
Increase (decrease) from investment operations ...........        (5.70)        (2.70)        (2.90)            3.38           7.54
Dividends paid on Preferred Stock ........................        (0.01)        (0.01)        (0.02)           (0.02)         (0.02)
Dividends paid on Common Stock ...........................        (0.26)        (0.28)        (0.33)           (0.48)         (0.52)
Distribution from net gain realized ......................           --         (1.11)        (3.30)           (3.79)         (4.28)
Issuance of Common Stock in gain distributions ...........           --         (0.08)        (0.40)           (0.40)         (0.65)
Issuance of Common Stock upon Warrant exercise* ..........           --            --            --               --             --
                                                            -----------   -----------   -----------     ------------    -----------
Net increase (decrease) in net asset value ...............        (5.97)        (4.18)        (6.95)           (1.31)          2.07
                                                            -----------   -----------   -----------     ------------    -----------
Net asset value at end of year ...........................  $     15.72   $     21.69   $     25.87     $      32.82    $     34.13
                                                            ===========   ===========   ===========     ============    ===========
Adjusted net asset value at end of year* .................  $     15.69   $     21.65   $     25.82     $      32.75    $     34.06
Market value, end of year ................................  $     13.25   $     18.75   $   21.1875     $     27.875    $     28.50
Total investment return for year:
Based upon market value ..................................       (28.18)%       (5.22)%      (11.56)%          12.57%         26.19%
Based upon net asset value ...............................       (26.35)%      (10.20)%       (8.29)%          10.67%         25.80%
Ratios and Supplemental Data:**
Expenses to average net investment assets ................         0.67%         0.59%         0.54%            0.56%          0.58%
Expenses to average net assets for Common Stock ..........         0.68%         0.60%         0.54%            0.56%          0.58%
Net investment income to average net investment assets ...         1.29%         1.36%         1.10%            1.36%          1.59%
Net investment income to average net assets
  for Common Stock .......................................         1.31%         1.37%         1.11%            1.38%          1.60%
Portfolio turnover rate ..................................       152.79%       124.34%        54.13%           42.83%         63.39%
Net investment assets, end of year (000s omitted):
  For Common Stock .......................................  $ 1,958,295   $ 2,873,655   $ 3,458,009     $  4,109,863    $ 4,002,516
  For Preferred Stock ....................................       37,637        37,637        37,637           37,637         37,637
                                                            -----------   -----------   -----------     ------------    -----------
Total net investment assets ..............................  $ 1,995,932   $ 2,911,292   $ 3,495,646     $  4,147,500    $ 4,040,153
                                                            ===========   ===========   ===========     ============    ===========

----------

*     Assumes the exercise of outstanding warrants. Warrant exercise terms were:
      December 29, 1992 to December 28, 1993--11.29 shares at $1.99 per share; December 29, 1993 to December 21, 1994--11.95 shares at $1.88 per share; December 22, 1994 to December 27, 1995--12.77 shares at $1.76 per share; December 28, 1995 to July 1, 1996--13.54 shares at $1.66 per share; July 2, 1996 to December 20, 1996--13.79 shares at $1.63 per share; December 21, 1996 to July 1, 1997--14.69 shares at $1.53 per share; July 2,1997 to
      December 19, 1997--14.99 shares at $1.50 per share; December 20, 1997 to June 23, 1998--16.06 shares at $1.40 per share; June 24, 1998 to December 18, 1998--16.78 shares at $1.34 per share; December 19, 1998 to June 24, 1999--17.85 shares at $1.26 per share;

      The total investment return based on market value measures the Corporation's performance assuming you purchased shares of the Corporation at the market value as of the beginning of the year, invested dividends and capital gains paid as provided for in the Corporation's Automatic Dividend Investment and Cash Purchase Plan, and then sold your shares at the closing market value per share on the last day of the year. The computation does not reflect any sales commissions you may incur in purchasing or selling shares of the Corporation. The total investment return based on net asset value is similarly computed except that the Corporation's net asset value is substituted for the corresponding market value.

Investment Return, Ratios and Supplemental Data outstanding throughout each year)

Year Ended December 31,


--------------------------------------------------------------------------------------------------
            1997                1996               1995               1994               1993
      ---------------     ---------------    ---------------    ---------------    ---------------
      $         29.28     $         27.58    $         23.70    $         27.49    $         28.03
      ---------------     ---------------    ---------------    ---------------    ---------------
                 0.60                0.68               0.74               0.83               0.83
                 6.94                4.84               6.14              (1.69)              1.46

                (0.17)              (0.02)              0.03               0.02                 --
      ---------------     ---------------    ---------------    ---------------    ---------------
                 7.37                5.50               6.91              (0.84)              2.29
                (0.02)              (0.02)             (0.02)             (0.03)             (0.03)
                (0.60)              (0.66)             (0.73)             (0.79)             (0.80)
                (3.45)              (2.72)             (2.01)             (1.90)             (1.80)
                (0.52)              (0.40)             (0.27)             (0.23)             (0.19)
                   --                  --                 --                 --              (0.01)
      ---------------     ---------------    ---------------    ---------------    ---------------
                 2.78                1.70               3.88              (3.79)             (0.54)
      ---------------     ---------------    ---------------    ---------------    ---------------
      $         32.06     $         29.28    $         27.58    $         23.70    $         27.49
      ===============     ===============    ===============    ===============    ===============
      $         31.99     $         29.22    $         27.52    $         23.65    $         27.42
      $       26.6875     $        24.125    $        22.625    $        19.875    $         23.75

                27.96%              21.98%             27.95%             (5.07)%             3.47%
                26.65%              21.45%             30.80%             (2.20)%             8.95%

                 0.60%               0.62%              0.63%              0.64%              0.66%
                 0.60%               0.63%              0.64%              0.65%              0.67%
                 1.80%               2.27%              2.71%              3.08%              2.88%

                 1.82%               2.31%              2.75%              3.14%              2.94%
                83.98%              53.96%             62.28%             70.38%             69.24%

      $     3,391,816     $     2,835,026    $     2,469,149    $     1,994,098    $     2,166,212
               37,637              37,637             37,637             37,637             37,637
      ---------------     ---------------    ---------------    ---------------    ---------------
      $     3,429,453     $     2,872,663    $     2,506,786    $     2,031,735    $     2,203,849
      ===============     ===============    ===============    ===============    ===============

      June 25, 1999 to December 16, 1999--18.14 shares at $1.24 per share; December 17, 1999 to June 21, 2000--19.56 shares at $1.15 per share; June 22, 2000 to December 17, 2000--19.90 shares at $1.13 per share; December 18, 2000 to December 17, 2001--21.63 shares at $1.04 per share; and subsequently, 22.50 shares at $1.00 per share.

** The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.

Senior Securities -- $2.50 Cumulative Preferred Stock

      The following information is being presented with respect to the Corporation's $2.50 Cumulative Preferred Stock. The first column presents the number of Preferred shares outstanding at the end of each of the periods presented. Asset Coverage represents the total amount of net assets of the Corporation in relation to each share of Preferred Stock outstanding as of the end of the respective periods. The involuntary liquidation preference is the amount each share of Cumulative Preferred Stock would be entitled to upon involuntary liquidation of these shares.


                                                    Year-End              Involuntary               Average Daily
                                                     Asset                Liquidation                  Market
                            Total Shares            Coverage              Preference                    Value
      Year                  Outstanding            Per Share               Per Share                  Per Share
      ----                  -----------            ---------               ---------                  ---------
      2002 ...............     752,740               $2,654                   $50                      $40.61
      2001 ...............     752,740                3,868                    50                       37.57
      2000 ...............     752,740                4,644                    50                       34.72
      1999 ...............     752,740                5,510                    50                       37.31
      1998 ...............     752,740                5,367                    50                       40.27
      1997 ...............     752,740                4,556                    50                       35.62
      1996 ...............     752,740                3,816                    50                       34.28
      1995 ...............     752,740                3,330                    50                       33.37
      1994 ...............     752,740                2,699                    50                       34.12
      1993 ...............     752,740                2,928                    50                       36.17

                        CAPITALIZATION AT MARCH 31, 2003

                                                                                               Amount Held
                                                                                              by Registrant
                                                                                                or for its
         Title of Class                      Authorized                 Outstanding               Account
         --------------                      ----------                 -----------               -------
$2.50 Cumulative Preferred Stock,
     $50 par value ....................     1,000,000 shs.                752,740 shs.           -0-  shs.

Common Stock,
     $0.50 par value ..................    159,000,000 shs.*          122,562,046 shs.           -0-  shs.

Warrants to purchase
     Common Stock .....................        12,970 wts.                 12,970 wts.           -0-  wts.

----------

* 291,825 shares of Common Stock were reserved for issuance upon the exercise of outstanding Warrants.


                     TRADING AND NET ASSET VALUE INFORMATION


      The following table shows the high and low sale prices of the Corporation's Common Stock on the composite tape for issues listed on the New York Stock Exchange for each calendar quarter since the beginning of 2001, as well as the net asset values and the range of the percentage discounts to net asset value per share that correspond to such prices.

                                                                                               Corresponding
                                                                Corresponding                 Discount to Net
                               Market Price                    Net Asset Value                  Asset Value
                         -------------------------        --------------------------      ------------------------
2001                      High               Low            High               Low           High           Low
                         ------            -------        -------            -------      ---------     ----------
1st Q .................  23.33              19.93          26.69              22.63        (12.59)        (11.93)
2nd Q .................  23.00              20.00          26.07              22.10        (11.78)         (9.50)
3rd Q .................  21.93              16.70          24.60              19.21        (10.85)        (13.07)
4th Q .................  20.40              18.25          23.36              20.64        (12.67)        (11.58)

2002

1st Q .................  19.83              18.38          22.21              20.65        (10.72)        (10.99)
2nd Q .................  19.41              16.10          21.20              18.31         (8.44)        (12.07)
3rd Q .................  15.99              12.95          17.92              14.90        (10.77)        (13.09)
4th Q .................  14.83              12.68          16.58              14.42        (10.55)        (12.07)

2003

1st Q .................  14.11              12.27          16.60              14.32        (15.00)        (14.32)

      The Corporation's Common Stock has historically been traded on the market at less than net asset value. The closing market price, net asset value and percentage discount to net asset value per share of the Corporation's Common Stock on March 31, 2003 were $12.81, $14.98 and (14.49)%, respectively.

            INVESTMENT OBJECTIVE AND OTHER POLICIES AND RELATED RISKS

      The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years, the Corporation's investment objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities, that is, in bonds, debentures, notes, preferred and common stocks, rights and warrants (subject to limitations as set forth in the SAI), and other securities, in whatever amounts or proportions the Manager believes best suited to current and anticipated economic and market conditions.

      The management's present investment policies, in respect to which it has freedom of action, are:

            (1) it keeps investments in individual issuers within the limits permitted diversified companies under the 1940 Act (i.e., 75% of its total assets must be represented by cash items, government securities, securities of other investment companies, and securities of other issuers which, at the time of investment, do not exceed 5% of the Corporation's total assets at market value in the securities of any issuer and do not exceed 10% of the voting securities of any issuer);

            (2) it does not make investments with a view to exercising control or management except that it has an investment in SDC;

            (3) it ordinarily does not invest in other investment companies, but it may purchase up to 3% of the voting securities of such investment companies, provided purchases of securities of a single investment company do not exceed in value 5% of the total assets of the Corporation and all investments in investment company securities do not exceed 10% of total assets; and


            (4) it has no fixed policy with respect to portfolio turnover and purchases and sales in the light of economic, market and investment considerations. The portfolio turnover rates for the ten fiscal years ended December 31, 2002 are shown under "Financial Highlights."


The foregoing investment objective and policies may be changed by management without stockholder approval, unless such a change would change the Corporation's status from a "diversified" to a "non-diversified" company under the 1940 Act.

      The Corporation's stated fundamental policies relating to the issuance of senior securities, the borrowing of money, the underwriting of securities of other issuers, the concentration of investments in a particular industry or groups of industries, the purchase or sale of real estate and real estate mortgage loans, the purchase or sale of commodities or commodity contracts, and the making of loans may not be changed without a vote of stockholders. A more detailed description of the Corporation's investment policies, including a list of those restrictions on the Corporation's investment activities which cannot be changed without such a vote, appears in the SAI. Within the limits of these fundamental policies, management has reserved freedom of action.

      Repurchase Agreements: The Corporation may enter into repurchase agreements with respect to debt obligations which could otherwise be purchased by the Corporation. A repurchase agreement is an instrument under which the Corporation may acquire an underlying debt instrument and simultaneously obtain the commitment of the seller (a commercial bank or a broker or dealer) to repurchase the security at an agreed upon price and date within a number of days (usually not more than seven days from the date of purchase). The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Corporation will make payment for such securities only upon physical delivery or evidence of book transfer to the account of the Corporation's custodian. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Corporation's ability to dispose of the underlying securities.


      Illiquid Securities: The Corporation may invest up to 15% of its net investment assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the "1933 Act")) and other securities that are not readily marketable. The Corporation may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Corporation's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Board of Directors will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. This investment practice could have the effect of increasing the level of illiquidity in the Corporation, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

      Foreign Securities: The Corporation may invest in commercial paper and certificates of deposit issued by foreign banks and may invest in other securities of foreign issuers directly or through American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers. ADRs and ADSs are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs and ADSs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs and GDRs are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such receipts. The Corporation may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts or to commercial paper and certificates of deposit issued by foreign banks.

      Leverage: Senior securities issued or money borrowed to raise funds for investment have a prior fixed dollar claim on the Corporation's assets and income. Any gain in the value of securities purchased or in income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Corporation's Common Stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them to below the asset or income claims of the senior securities or borrowed money causes the net asset value of the Common Stock or income available to it to decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called "leverage." As of March 31, 2003, the only senior securities of the Corporation outstanding were 752,740 shares of its $2.50 Cumulative Preferred Stock, $50 par value. Based on its March 31, 2003 asset value, the Corporation's portfolio requires an annual return of 0.10% in order to cover dividend payments on the Preferred Stock. The following table illustrates the effect of leverage relating to presently outstanding Preferred Stock on the return available to a holder of the Corporation's Common Stock.


        Assumed return on portfolio
             (net of expenses) ...................................     -10%        -5%         0%         5%         10%
        Corresponding return to common stockholder ...............  -10.20%     -5.13%     -0.07%      5.00%      10.07%

      The purpose of the table above is to assist you in understanding the effects of leverage. The percentages appearing in the table do not represent actual or anticipated returns, which may be greater or less than those shown.

                          MANAGEMENT OF THE CORPORATION


      The Manager: In accordance with the applicable laws of the State of Maryland, the Board of Directors provides broad supervision over the affairs of the Corporation. Pursuant to a Management Agreement approved by the Board and the stockholders, the Manager manages the investment of the assets of the Corporation and administers its business and other affairs. In that connection, the Manager makes purchases and sales of portfolio securities consistent with the Corporation's investment objective and policies.

      The Manager also serves as manager of twenty-one other U.S. registered investment companies of the Seligman Group of Funds. These other companies are:
Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc. The address of the Manager is 100 Park Avenue, New York, NY 10017.


      As compensation for the services performed and the facilities and personnel provided by the Manager, the Corporation pays to the Manager promptly after the end of each month a fee, calculated on each day during such month, equal to the Applicable Percentage of the daily net assets of the Corporation at the close of business on the previous business day. The term "Applicable Percentage" means the amount (expressed as a percentage and rounded to the nearest one millionth of one percent) obtained by dividing (i) the Fee Amount by
(ii) the Fee Base. The term "Fee Amount" means the sum on an annual basis of:

                  .45 of 1% of the first $4 billion of Fee Base
                  .425 of 1% of the next $2 billion of Fee Base
                  .40 of 1% of the next $2 billion of Fee Base, and .375 of 1% of the Fee Base in excess of $8 billion.

The term "Fee Base" as of any day means the sum of the net assets at the close of business on the previous day of each of the investment companies registered under the 1940 Act for which the Manager or any affiliated company acts as investment adviser or manager (including the Corporation).


      Ben-Ami Gradwohl, Ph.D., a Managing Director of the Manager, has been Vice President and Co-Portfolio Manager of the Corporation since October 2001. Mr. Gradwohl is also Vice President and Co-Portfolio Manager of Seligman Common Stock Fund, Inc., and Seligman Income and Growth Fund, Inc., and Vice President of Seligman Portfolios, Inc. ("SPI") and Co-Portfolio Manager of SPI's Seligman Common Stock Portfolio and Seligman Income Portfolio. Mr. Gradwohl joined Seligman as a Managing Director in January 2000. From 1996 to 1999, he was a Portfolio Manager at Nicholas-Applegate Capital Management. During his tenure there, he managed U.S. systematic large-cap portfolios, tax-efficient strategies, an aggressive U.S. equity offshore fund, a long-short hedge fund and international equity investments.

      David Guy, Ph.D., a Managing Director of the Manager, has been Vice President and Co-Portfolio Manager of the Corporation since October 2001. Mr. Guy is also Vice President and Co-Portfolio Manager of Seligman Common Stock Fund, Inc., and Vice President of SPI and Co-Portfolio Manager of SPI's Seligman Common Stock Portfolio. Mr. Guy joined Seligman as a Managing Director in January 2000. From 1997 to 1999, he was a Portfolio Manager for U.S. mid-cap securities in the Systematic Investment Group at Nicholas-Applegate Capital Management. During the winter semester of 1997, he was a Visiting Associate Professor with the Department of Statistics at the University of California, Riverside.


      The Corporation pays all its expenses other than those assumed by the Manager, including brokerage commissions, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates, expenses of printing and distributing prospectuses, expenses of printing and distributing reports, notices and proxy materials to stockholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of stockholders' meetings, expenses of corporate data processing and related services, stockholder record-keeping and stockholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Corporation not employed by the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

      The Management Agreement provides that it will continue in effect until December 29 of each year if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Corporation and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party) and if the Manager shall not have notified the Corporation at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Corporation, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment.

                          DESCRIPTION OF CAPITAL STOCK


      (a) Dividend Rights: Common Stockholders are entitled to receive dividends only if and to the extent declared by the Board of Directors and only after (i) such provisions have been made for working capital and for reserves as the Board may deem advisable, (ii) full cumulative dividends at the rate of $0.625 per share per quarterly dividend period have been paid on the Preferred Stock for all past quarterly periods and have been provided for the current quarterly period, and (iii) such provisions have been made for the purchase or for the redemption (at a price of $55 per share) of the Preferred Stock as the Board may deem advisable. In any event, no dividend may be declared upon the Common Stock unless, at the time of such declaration, the net assets of the Corporation, after deducting the amount of such dividend and the amount of all unpaid dividends declared on the Preferred Stock, shall be at least equal to $100 per outstanding share of Preferred Stock. The equivalent figure was $2,485.78 at March 31, 2003.


      (b) Voting Rights: The Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated portion of all the shares or of the shares of each class, such action shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon, except that a class vote of Preferred Stockholders is also required to approve certain actions adversely affecting their rights. Any change in the Corporation's fundamental policies may also be authorized by the vote of 67% of the votes present at a meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy.

      Consistent with the requirements of Maryland law, the Corporation's Charter provides that the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast thereon shall be necessary to authorize any of the following actions: (i) the dissolution of the Corporation; (ii) a merger or consolidation of the Corporation (in which the Corporation is not the surviving corporation) with (a) an open-end investment company or (b) a closed-end investment company, unless such closed-end investment company's Articles of Incorporation require a two-thirds or greater proportion of the votes entitled to be cast by such company's stock to approve the types of transactions covered by clauses (i) through (iv) of this paragraph; (iii) the sale of all or substantially all of the assets of the Corporation to any person (as such term is defined in the 1940 Act); or (iv) any amendment of the Charter of this Corporation which makes any class of the Corporation's stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize the actions listed in this paragraph. This could have the effect of delaying, deferring or preventing changes in control of the Corporation.

      (c) Liquidation Rights: In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment to the Preferred Stockholders of an amount equal to $50 per share plus dividends accrued or in arrears, the Common Stockholders are entitled, to the exclusion of the Preferred Stockholders, to share ratably in all the remaining assets of the Corporation available for distribution to stockholders.

      (d) Other Provisions: Common Stockholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. The Corporation's Board of Directors (other than any directors who may be elected to represent Preferred Stockholders as described above) are classified as nearly as possible into three equal classes with a maximum three-year term so that the term of one class of directors expires annually. Such classification provides continuity of experience and stability of management while providing for the election of a portion of the Board of Directors each year. Such classification could have the effect of delaying, deferring or preventing changes in control of the Corporation.

      The Board of Directors may classify or reclassify any unissued stock of any class with or without par value (including Preferred Stock and Common Stock) into one or more classes of preference stock on a parity with, but not having preference or priority over, the Preferred Stock by fixing or altering before the issuance thereof the designations, preferences, voting powers, restrictions and qualifications of, the fixed annual dividends on, the times and prices of redemption, the terms of conversion, the number and/or par value of the shares and other provisions of such stock to the full extent permitted by the laws of Maryland and the Corporation's Charter. Stockholder approval of such action is not required.

                             DESCRIPTION OF WARRANTS


      The Corporation's Charter and Warrant certificates provide that each Warrant represents the right during an unlimited time to purchase one share of Common Stock at a price of $22.49 per share, subject to increase in the number of shares purchasable and adjustment of the price payable pursuant to provisions of the Charter requiring such adjustments whenever the Corporation issues any shares of Common Stock at a price less than the Warrant purchase price in effect immediately prior to issue. Each Warrant presently entitles the holder to purchase 22.50 shares of Common Stock at $1.00 per share. There were 12,970 Warrants outstanding at March 31, 2003. Fractional shares of Common Stock are not issued upon the exercise of Warrants. In lieu thereof, the Corporation issues scrip certificates representing corresponding fractions of the right to receive a full share of Common Stock if exchanged by the end of the second calendar year following issuance or of the proceeds of the sale of a full share if surrendered during the next four years thereafter.


                         COMPUTATION OF NET ASSET VALUE

      Net asset value per share of Common Stock is determined by dividing the current value of the assets of the Corporation less its liabilities and the prior claim of the Preferred Stock by the total number of shares of Common Stock outstanding. Securities owned by the Corporation for which market quotations are readily available are valued at current market value or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at the last sales prices, or in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value of such date unless the Board determines that this amortized cost value does not represent fair market value.

      All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars by a pricing service based upon the mean of the bid and asked prices of such currencies against the U.S. dollar quoted by a major bank which is a regular participant in the institutional foreign exchange markets.

      Net asset value of the Common Stock is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.

                            DIVIDEND POLICY AND TAXES


      Dividends: Dividends are paid quarterly on the Preferred Stock and on the Common Stock in amounts representing substantially all of the net investment income earned each year. Payments on the Preferred Stock are in a fixed amount, but payments on the Common Stock vary in amount, depending on investment income received and expenses of operation. Substantially all of any taxable net gain realized on investments is paid to Common Stockholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended, and other applicable statutory and regulatory requirements. The Corporation has a substantial capital loss carry-forward that is available for offset against future net capital gains, expiring in various amounts through 2010. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carry-forward.


      Unless SDC is otherwise instructed by you, dividends on the Common Stock are paid in cash and capital gain distributions are paid in book shares of Common Stock which are entered in your Tri-Continental account as "book credits." Long-term gain distributions ordinarily are paid in shares of Common Stock, or, at your option, 75% in book shares and 25% in cash, or, in the alternative, 100% in cash. Shares distributed in payment of gain distributions are valued at market price or at net asset value, whichever is lower, on the valuation date. Dividends and capital gain distributions will generally be taxable to you in the year in which they are declared by the Corporation if paid before February 1 of the following year. Distributions or dividends received by you will have the effect of reducing the net asset value of the shares of the Corporation by the amount of such distributions. If the net asset value of shares is reduced below your cost by a distribution, the distribution will be taxable as described below even though it is in effect a return of capital.

      Taxes: The Corporation intends to continue to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Corporation will generally be exempt from federal income taxes on net investment income and capital gains that it distributes to stockholders provided that at least 90% of its investment income and net short-term capital gains are distributed to stockholders each year.

      Dividends on Common or Preferred Stock representing net investment income and distributions of net short-term capital gains are taxable to stockholders as ordinary income, whether received in cash or invested in additional shares and, to the extent designated as derived from the Corporation's dividend income that would be eligible for the dividends received deduction if the Corporation were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations. Distributions of net capital gain (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long you have held your shares. Such distributions are not eligible for the dividends received deduction allowed to corporate stockholders. If you receive distributions in the form of additional shares issued by the Corporation, you will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. You will be subject to federal income tax on net capital gains at a maximum rate of 20% if designated as derived from the Corporation's capital gains from property held by the Corporation for more than one year.

      Any gain or loss you realize upon a sale or redemption of Common or Preferred Stock, if you are not a dealer in securities, will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and as a short-term capital gain or loss if you held your shares for one year or less. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss you realize will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. No loss will be allowed on the sale or other disposition of shares of the Corporation if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, you acquire (such as through the Automatic Dividend Investment and Cash Purchase Plan), or enter into a contract or option to acquire, securities that are substantially identical to the shares of the Corporation. Net capital gain of a corporate stockholder is taxed at the same rate as ordinary income.

      The Corporation will generally be subject to an excise tax of 4% on the amount by which distributions to stockholders fall short of certain required levels, such that income or gain is not taxable to stockholders in the calendar year in which it was earned by the Corporation. Furthermore, dividends declared in October, November or December payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Corporation and received by you in December. Under this rule, therefore, you may be taxed in one year on dividends or distributions actually received in January of the following year.

      The tax treatment of the Corporation and of stockholders under the tax laws of the various states may differ from the federal tax treatment. You are urged to consult your own tax advisor regarding specific questions as to federal, state or local taxes.

      The Corporation is required to withhold and remit to the U.S. Treasury a portion of taxable dividends and other reportable payments paid on your account if you provide the Corporation with either an incorrect Taxpayer Identification Number or no number at all or you fail to certify that you are not subject to such withholding. You should be aware that, under regulations promulgated by the Internal Revenue Service, the Corporation may be fined $50 annually for each account for which a certified Taxpayer Identification Number is not provided. The Corporation may charge you a service fee of up to $50 for accounts not having a certified Taxpayer Identification Number. Certificates will not be issued unless an account is certified.

                       INVESTMENT PLANS AND OTHER SERVICES

Automatic Dividend Investment and Cash Purchase Plan

      The Automatic Dividend Investment and Cash Purchase Plan is available for any Common stockholder who wishes to purchase additional shares of the Corporation's Common Stock with dividends or other cash payments on shares owned, with cash dividends paid by other corporations in which stock is owned or with cash funds. Details of the services offered under the Plan are given in the Authorization Form appearing in this Prospectus. Under the Plan, you appoint the Corporation as your purchase agent to receive or invest such dividends and cash funds forwarded by you for your accounts in additional shares of the Corporation's Common Stock (after deducting a service charge), as described under "Method of Purchase" below. Funds forwarded by you under the Plan should be made payable to Tri-Continental Corporation and mailed to Tri-Continental Corporation, P.O. Box 9766, Providence, RI 02940-9766. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks, i.e., checks made payable to a party other than Tri-Continental Corporation, may not be used to purchase shares under this Plan. You should direct all correspondence concerning the Plan to Seligman Data Corp., 100 Park Avenue, New York, NY 10017. At present, a service fee of up to a maximum of $2.00 will be charged for each cash purchase transaction. There is no charge for Automatic Dividend Investment. As of March 31, 2003, 29,653 stockholders, owning approximately 47,762,639 shares of Common Stock, were using the Plan. You may choose one or more of the services under the Plan and you may change your choices (or terminate participation) at any time by notifying SDC in writing. The Plan may be amended or terminated by written notice to Planholders.


Automatic Check Service

      The Automatic Check Service enables you, if you are an Automatic Dividend Investment and Cash Purchase Planholder, to authorize checks to be drawn on your regular checking account at regular intervals for fixed amounts to be invested in additional shares of Common Stock for your account. An Authorization Form to be used to start the Automatic Check Service is included in this Prospectus.

Share Keeping Service


      You may send certificates for shares of the Corporation's Common Stock to SDC to be placed in your account. Certificates should be sent to Seligman Data Corp., 101 Sabin Street, Pawtucket, RI 02860-1427, with a letter requesting that they be placed in your account. You should not sign the certificates and they should be sent by certified or registered mail. Return receipt is advisable; however, this may increase mailing time. When your certificates are received by SDC, the shares will be entered in your Tri-Continental account as "book credits" and shown on the Statement of Account received from SDC. If you use the Share Keeping Service you should keep in mind that you must have a stock certificate for delivery to a broker if you wish to sell shares. A certificate will be issued and sent to you on your written request to SDC, usually within two business days of the receipt of your request. You should consider the time it takes for a letter to arrive at SDC and for a certificate to be delivered to you by mail before you choose to use this service.


Tax-Deferred Retirement Plans

      Shares of the Corporation may be purchased for:

      --Individual Retirement Accounts (IRAs) (available to current stockholders only);

      --Savings Incentive Match Plans for Employees (SIMPLE IRAs);

      --Simplified Employee Pension Plans (SEPs);

      --Section 401(k) Plans for corporations and their employees; and

      --Money Purchase Pension and Profit Sharing Plans for sole proprietorships, partnerships and corporations.

      These types of plans may be established only upon receipt of a written application form. The Corporation may register an IRA investment for which an account application has not been received as an ordinary taxable account.

      For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017. You may telephone toll-free by dialing
(800) 445-1777 from all United States.

      State Street Bank and Trust Company acts as trustee and custodian and performs other related services with respect to the Plans.

J. & W. Seligman & Co. Incorporated Matched Accumulation Plan

      The Manager has a Matched Accumulation Plan ("Profit-Sharing Plan") which provides that, through payroll deductions which may be combined with matching contributions and through any profit sharing distribution made by the Manager to the Profit-Sharing Plan, eligible employees of the Manager, Seligman Advisors, Inc. and Seligman Services, Inc. may designate that the payroll deductions and contributions made by the Manager and invested by the Plan trustee, be invested in certain investment companies for which the Manager serves as investment adviser. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under "Method of Purchase."

Seligman Data Corp. Employees' Thrift Plan

      SDC has an Employees' Thrift Plan ("Thrift Plan") which provides a systematic means by which savings, through payroll deductions, of eligible employees of SDC may be combined with matching contributions made by the company and invested by the Plan trustee, in certain investment companies for which the Manager serves as investment adviser, as designated by the employee. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under "Method of Purchase."

Method of Purchase

      Purchases will be made by the Corporation from time to time on the New York Stock Exchange or elsewhere to satisfy dividend and cash purchase investments under the Automatic Dividend Investment and Cash Purchase Plan, tax-deferred retirement plans, and the investment plans noted above. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the Common Stock on the New York Stock Exchange on the preceding trading day was higher than the net asset value per share (without adjustment for the exercise of Warrants remaining outstanding). If on the dividend payable date or the date shares are issuable to stockholders making Cash Purchase investments under the Plan (the "Issuance Date"), shares previously purchased by the Corporation are insufficient to satisfy dividend or Cash Purchase investments and on the last trading day immediately preceding the dividend payable date or the Issuance Date the closing sale or bid price of the Common Stock is lower than or the same as the net asset value per share, the Corporation will continue to purchase shares until a number of shares sufficient to cover all investments by stockholders has been purchased or the closing sale or bid price of the Common Stock becomes higher than the net asset value, in which case the Corporation will issue the necessary additional shares. If on the last trading date immediately preceding the dividend payable date or Issuance Date, the closing sale or bid price of the Common Stock was higher than the net asset value per share, and if shares of the Common Stock previously purchased on the New York Stock Exchange or elsewhere are insufficient to satisfy dividend or Cash Purchase investments, the Corporation will issue the necessary additional shares from authorized but unissued shares of the Common Stock.

      Shares will be issued on the dividend payable date or the Issuance Date at a price equal to the lower of (1) the closing sale or bid price, plus commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or Issuance Date or (2) the greater of the net asset value per share of the Common Stock on such trading day (without adjustment for the exercise of Warrants remaining outstanding) and 95% of the closing sale or bid price of the Common Stock on the New York Stock Exchange on such trading day. In the past, the Common Stock ordinarily has been priced in the market at less than net asset value per share.

      The net proceeds to the Corporation from the sale of any shares of Common Stock to the Plans will be added to its general funds and will be available for additional investments and general corporate purposes. The Manager anticipates that investment of any proceeds, in accordance with the Corporation's investment objective and policies, will take up to thirty days from their receipt by the Corporation, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Corporation's objective and policies, the proceeds will be held in U.S. Government Securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other short-term money market instruments.


      If you are participating in the Automatic Dividend Investment and Cash Purchase Plan and your shares are held under the Plan in book credit form, you may terminate your participation in the Plan and receive a certificate for all or a part of your shares or have all or a part of your shares sold for you by the Corporation and retain unsold shares in book credit form or receive a certificate for any shares not sold. Instructions must be signed by all registered stockholders and should be sent to Seligman Data Corp., 101 Sabin Street, Pawtucket, RI 02860-1427. If you elect to have shares sold, you will receive the proceeds from the sale, less any brokerage commissions. Only participants whose shares are held in book credit form may elect upon termination of their participation in the Plan to have shares sold in the above manner. All other stockholders of the Corporation must sell shares through a registered broker/dealer. As an additional measure to protect you and the Corporation, SDC may confirm written instructions by telephone before sending your money when the value of the shares being sold is $25,000 or more, or when proceeds are directed to be paid to an address or payee different from that on our records. This will not affect the date on which your instruction to sell shares is actually processed. Whenever the value of the shares being sold is $50,000 or more, or the proceeds are to be paid or mailed to an address or payee different from that on our records, the signature of all stockholders must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") and the New York Stock Exchange Medallion Signature Program ("MSP"). Notarization by a notary public is not an acceptable signature guarantee. The Corporation reserves the right to reject a signature guarantee where it is believed that the Corporation will be placed at risk by accepting such guarantee.


Systematic Withdrawal Plan

      This Plan is available if you wish to receive fixed payments from your investment in the Common Stock in any amount at specified regular intervals. You may start a Systematic Withdrawal Plan if your shares of the Corporation's Common Stock have a market value of $5,000 or more. Shares must be held in your account as book credits. SDC will act for you, make payments to you in specified amounts on either the 1st or 15th day of each month, as designated by you, and maintain your account. There is a charge by the agent of $1.00 per withdrawal payment for this service. This charge may be changed from time to time.

      Payments under the Systematic Withdrawal Plan will be made by selling exactly enough full and fractional shares of Common Stock to cover the amount of the designated withdrawal. Sales may be made on the New York Stock Exchange, to the agent or a trustee for one of the other Plans, or elsewhere. Payments from sales of shares will reduce the amount of capital at work and dividend earning ability, and ultimately may liquidate the investment. Sales of shares may result in gain or loss for income tax purposes. Withdrawals under this Plan or any similar withdrawal plan of any other investment company, concurrent with purchases of shares of the Common Stock or of shares of any other investment company, will ordinarily be disadvantageous to the Planholder because of the payment of duplicative commission or sales loads.

Stockholder Information

      SDC maintains books and records for all of the Plans, and confirms transactions to stockholders. To insure prompt delivery of checks, account statements and other information, you should notify SDC immediately, in writing, of any address changes. If you close your account during any year it is important that you notify SDC of any subsequent address changes to ensure that you receive a year-end statement and tax information for that year. You will be sent reports quarterly regarding the Corporation. General information about the Corporation may be requested by writing the Corporate Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 in the U.S. You may call (212) 850-1864 outside the U.S. Information about your account (other than a retirement plan account), may be requested by writing Stockholder Services, Seligman Data Corp., at the same address or by telephone by dialing toll-free (800) 874-1092 in the U.S. or 212-682-7600 outside the U.S. For information about a retirement account, call Retirement Plan Services toll-free at (800) 445-1777 or write Retirement Plan Services, Seligman Data Corp. at the above address. SDC may be telephoned Monday through Friday (except holidays) between the hours of 8:30 a.m. and 6:00 p.m. Eastern time. Your call will be answered by a service representative.

      24-hour automated telephone access is available by dialing (800) 622-4597 (within the United States) on a touchtone telephone, which provides instant access to price, account balance, most recent transaction and other information. In addition, you may request Account Statements and Form 1099-DIV.

               ISSUANCE OF SHARES IN CONNECTION WITH ACQUISITIONS

      The Corporation may issue shares of its Common Stock in exchange for the assets of another investment company in transactions in which the number of shares of Common Stock of the Corporation to be delivered will be generally determined by dividing the current value of the seller's assets by the current per share net asset value or market price on the New York Stock Exchange of the Common Stock of the Corporation, or by an intermediate amount. In such acquisitions, the number of shares of the Corporation's Common Stock to be issued will not be determined on the basis of the market price of such Common Stock if such price is lower than its net asset value per share, except pursuant to an appropriate order of the Securities and Exchange Commission or approval by stockholders of the Corporation, as required by law. The Corporation is not presently seeking to acquire the assets of any investment company, but it may acquire the assets of companies from time to time in the future.

      Some or all of the stock so issued may be sold from time to time by the recipients or their stockholders through brokers in ordinary transactions on stock exchanges at current market prices. The Corporation has been advised that such sellers may be deemed to be underwriters as that term is defined in the 1933 Act.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

      The table of contents of the SAI is as follows:

                                TABLE OF CONTENTS


Additional Investment Policies .............................................   2
Directors and Officers .....................................................   5
Management of the Corporation ..............................................   9
Holding of Preferred Stock, Common Stock and Warrants ......................  11
Brokerage Allocation and Other Practices ...................................  11
Financial Statements .......................................................  12
Custodian, Stockholder Service Agent and Dividend Paying Agent and
  Experts ..................................................................  12
Independent Auditors' Report on Financial Highlights--Senior
  Securities--$2.50 Cumulative Preferred Stock .............................  13
Appendix ...................................................................  14

Tri-Continental Corporation                            AUTHORIZATION FORM
                                                               for
                                                       AUTOMATIC DIVIDEND
                                                           INVESTMENT
                                                     AND CASH PURCHASE PLAN
                                                 o AUTOMATIC DIVIDEND INVESTMENT
                                                 o AUTOMATIC INVESTMENT OF OTHER
To:  Seligman Data Corp.                           CORPORATIONS' DIVIDENDS
     P.O. Box 9759                               o CASH PURCHASE PLAN
     Providence, Rhode Island 02940-9759         o AUTOMATIC CHECK SERVICE

                                            Date________________________________

Gentlemen:

      I own shares of Tri-Continental Corporation Common Stock registered as shown below:

ACCOUNT REGISTRATION

--------------------------------------      ------------------------------------
Stockholder's Name (print or type)          Stockholder's Signature*

--------------------------------------      ------------------------------------
Co-Holder's Name                            Co-Holder's Signature*

--------------------------------------      ------------------------------------
Address (street and number)                 Taxpayer Identification Number

--------------------------------------      ------------------------------------
City State Zip Code                         Stockholder Account Number, if known

* If shares are held or to be held in more than one name, all must sign, and plural pronouns will be implied in the text. In the case of co-holders, a joint tenancy with right of survivorship will be presumed unless otherwise specified.

      Under penalties of perjury I certify that the number shown on this form is my correct Taxpayer Identification Number (Social Security Number) and that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. I certify to my legal capacity to purchase or sell shares of the Corporation for my own Account, or for the Account of the organization named above. I have received a current Prospectus of the Corporation and appoint Seligman Data Corp. as my agent to act in accordance with my instructions herein.


--------------------------       -----------------------------------------------
Date                             Stockholder's Signature

      I have read the Terms and Conditions of the Automatic Dividend Investment and Cash Purchase Plan and the current Prospectus, a copy of which I have received, and I wish to establish a Plan to use the Services checked below:

SERVICE(S) DESIRED

      |_|   Automatic Investment of Tri-Continental Dividends

            I wish to have my quarterly dividends invested in additional shares, and distributions from gains paid as follows:

            |_| Credited to my account in additional full and fractional shares.

            |_| Credited 75% to my account in shares and 25% paid to me in cash.

      |_|   Automatic Investment of Other Corporation's Dividends

            I intend to give orders for the payment of cash dividends from other corporations to be invested in shares of Tri-Continental Common Stock for my account.

            Note: Checks in payment of dividends from other corporations should indicate your name and Tri-Continental account number. The checks should be made payable to the order of Tri-Continental Corporation and be mailed to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

      |_|   Cash Purchases

            I intend to send funds from time to time to be invested in shares of Tri-Continental Common Stock for my account.

            Note: Your checks should indicate your name and Tri-Continental account number. Make all checks payable to Tri-Continental Corporation and mail to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

      |_|   Automatic Check Service

            I have completed the Authorization Form to have pre-authorized checks drawn on my regular checking account at regular intervals for investment in shares of Tri-Continental Common Stock.


                                                                            5/03

Tri-Continental Corporation                                 AUTHORIZATION FORM
                                                                   for
                                                         AUTOMATIC CHECK SERVICE

To start your Automatic Check Service, fill out this form and forward it with an unsigned bank check from your regular checking account (marked "void") to:

        Seligman Data Corp.
        P.O. Box 9759
        Providence, Rhode Island 02940-9759

                                                Date____________________________

Gentlemen:

      I own shares of Tri-Continental Corporation Common Stock, registered as shown below, which are entered in the Automatic Dividend Investment and Cash Purchase Plan.

1.    Stockholder Account Number (if known)_____________________________________

2.    AUTOMATIC CHECK SERVICE

      Please arrange with my bank to draw pre-authorized checks on my regular checking account and invest $__________________________ in shares of Tri-Continental Common Stock every:

                         |_| month          |_| 3 months

      I have completed the "Bank Authorization to Honor Pre-Authorized Checks" which appears below and have enclosed one of my bank checks marked "void." I understand that my checks will be invested on the fifth day of the month and that I must remember to deduct the amount of my investment as it is made from my checking account balance.

BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED CHECKS

To:_____________________________________________________________________________
   (Name of Bank)

   _____________________________________________________________________________
   (Address of Bank or Branch, Street, City, State and Zip)

Please honor pre-authorized checks drawn on my account by Seligman Data Corp., 100 Park Avenue, New York, NY 10017, to the order of Tri-Continental Corporation, and charge them to my checking account. Your authority to do so shall continue until you receive written notice from me revoking it. You may terminate your participation in this arrangement at any time by written notice to me. I agree that your rights with respect to each pre-authorized check shall be the same as if it were a check drawn and signed by me. I further agree that should any such check be dishonored, with or without cause, intentionally or inadvertently, you shall be held under no liability whatsoever.

_________________________________________    ___________________________________
Checking Account No.

_________________________________________    ___________________________________
Name(s) of Depositor(s)--Please Print        Signature(s) of Depositor(s)
                                             --As carried by Bank

_________________________________________    ___________________________________
Address (Street)                             City           State       Zip Code


                                                                            5/03

                      (This page intentionally left blank)

                              TERMS AND CONDITIONS

      The Automatic Dividend Investment and Cash Purchase Plan provides Tri-Continental Common stockholders with four ways to add to their investments:
1) with Tri-Continental dividends and distributions, 2) with cash dividends from other corporations, 3) with cash payments, in any amount at any time, and 4) with cash provided by pre-authorized checks through the Automatic Check Service. A Planholder may use any or all of these Services, subject to the following terms and conditions:

      1. Seligman Data Corp. ("SDC"), as Plan service agent, will maintain accounts and confirm to Planholders, as soon as practicable after each investment, the number of shares of Common Stock acquired and credited to the accounts and the cost. Tri-Continental Corporation (the "Corporation"), as purchase agent, will purchase shares for Planholders. All checks for dividends payable by other corporations or for cash purchase payments sent by Planholders for investment in additional shares of Tri-Continental Common Stock should be drawn to the order of Tri-Continental Corporation and mailed to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

      2. Funds received by the Corporation for a Planholder will be combined with funds of other Planholders and those funds may be combined with funds available under the other Plans for the purchase of Tri-Continental Common Stock in order to minimize brokerage commissions on shares purchased. Shares will be purchased in accordance with the current Prospectus. Dividends from other corporations and purchase cash received from Planholders or through the Automatic Check Service will be invested at least once each 30 days.

      3. Shares will be issued under the Plan in accordance with the current Prospectus.

      4. No stock certificates will be delivered for shares acquired unless the Plan account is terminated or the Planholder requests their delivery by writing to SDC. The shares acquired will be held in each Planholder's account as book credits.

      5. Certificates held by a Planholder, or subsequently received, may be sent to SDC for credit to a Plan account. A certificate for any full shares held in a Plan account will be issued at a Planholder's request. The time required to obtain a certificate to sell through a broker, or for other purposes, will be that needed to send a written request to SDC to withdraw the certificate (normally two business days) and to mail the certificate to the Planholder through the U.S. Postal Service.

      6. A maximum service charge of $2.00 will be deducted before each investment is made for a Plan account. There is no charge for Automatic Dividend Investment.

      7. Applications for the Automatic Check Service are subject to acceptance by the Planholder's bank and SDC. SDC will prepare Automatic Check Service checks with the same magnetic ink numbers that are on a Planholder's check and will arrange with the Planholder's bank to start the Service in accordance with the Planholder's instructions. A minimum of 30 days from the date of receipt of an application by SDC is required to contact the bank and initiate the Service. If for any reason the bank is unable to honor a pre-authorized check request, the Planholder will be notified promptly.

      Shares with a market value of at least two times the amount of the authorized checks must be held as book credits for the Planholder's account by SDC. If any check is dishonored or if the value of shares held by SDC in an account falls below the required minimum, the Service may be suspended. The Service may be reinstated upon written request by the Planholder including an indication that the cause of the interruption has been corrected.

      If a Planholder's check is not honored by the Planholder's bank at any time, SDC is authorized to sell exactly enough full and fractional shares from the Planholder's account to equal the amount of the dishonored check.

      8. A Planholder or SDC may terminate a Plan account at any time upon notice in writing before the record date of a dividend or distribution by Tri-Continental. A Plan account will terminate automatically if the Planholder sells or transfers all of the shares in the Plan account. If a Plan account is terminated, a certificate for the full shares held may be issued and sent to the Planholder, and any fractional shares may be liquidated at the Planholder's request. Terminating Planholders may elect to have all or part of their shares sold by the Corporation, if their shares are held in book credit form. If a Plan account is terminated between the record and payment dates of a dividend, the dividend payment will be made in cash.

      9. In acting under this Plan, the Corporation and SDC will be liable only for willful misfeasance or gross negligence.

      10. A Planholder may adopt or suspend one or more of the Plan Services by sending a revised Authorization Form or notice in writing to SDC.

      11. All additional shares registered in a Planholder's name which are acquired under one or more of the Plan Services or by other means will participate automatically in each of the Plan services elected.

================================================================================

                          Tri-Continental Corporation

                         an investment you can live with

                                 100 Park Avenue
                            New York, New York 10017
                             www.tricontinental.com

                               INVESTMENT MANAGER

                             J. & W. Seligman & Co.
                                  Incorporated
                                 100 Park Avenue
                            New York, New York 10017

                            STOCKHOLDER SERVICE AGENT
                               Seligman Data Corp.
                                 100 Park Avenue
                            New York, New York 10017

                         PORTFOLIO SECURITIES CUSTODIAN
                       State Street Bank and Trust Company
                             801 Pennsylvania Avenue
                           Kansas City, Missouri 64105


                                 GENERAL COUNSEL
                             Sullivan & Cromwell LLP
                                125 Broad Street
                            New York, New York 10004


                                   ----------

                                  Listed on the
                             New York Stock Exchange
                                       TY

================================================================================

================================================================================

                          Tri-Continental Corporation

                         an investment you can live with

                                A Management Type
                             Diversified, Closed-End
                               Investment Company

                                   ----------

                                  Common Stock
                                ($.50 par value)

                                   ----------

                                   PROSPECTUS


                                   May 1, 2003


================================================================================


CETRI 1 5/03

                           TRI-CONTINENTAL CORPORATION


                       Statement of Additional Information
                                   May 1, 2003


                                 100 Park Avenue
                            New York, New York 10017

                     New York City Telephone: (212) 682-7600
              Toll-Free Telephone: (800) 874-1092 all United States
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the current Prospectus of Tri-Continental Corporation (the Corporation), dated May 1, 2003 (the Prospectus), and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing or calling the Corporation at the above address or telephone numbers.


A registration statement relating to these securities has been filed with the Securities and Exchange Commission (SEC).

                                Table of Contents


      Additional Investment Policies (See "Investment Objective and
        Other Policies and Related Risks" in the Prospectus) ........    2
      Directors and Officers ........................................    4
      Management of the Corporation (See "Management of the
        Corporation" in the Prospectus) .............................    9
      Holdings of Preferred Stock, Common Stock and Warrants ........   10
      Brokerage Allocation and Other Practices ......................   11
      Financial Statements ..........................................   11
      Custodian, Stockholder Service Agent and
        Dividend Paying Agent and Experts ...........................   12
      Independent Auditors' Report on Financial Highlights -
        -- Senior Securities -- $2.50 Cumulative Preferred Stock ....   13
      Appendix ......................................................   14


CETRI1A

                         ADDITIONAL INVESTMENT POLICIES

The investment objectives and policies of the Corporation are set forth in the Prospectus. Certain additional investment information is set forth below. Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Prospectus.

Fundamental Policies

The Corporation's stated fundamental policies, which may not be changed without a vote of stockholders are listed below; within the limits of these fundamental policies, the management has reserved freedom of action. The Corporation:

(1) may issue senior securities such as bonds, notes or other evidences of indebtedness if immediately after issuance the net assets of the Corporation provide 300% coverage of the aggregate principal amount of all bonds, notes or other evidences of indebtedness and that amount does not exceed 150% of the capital and surplus of the Corporation;

(2) may issue senior equity securities on a parity with, but not having preference or priority over, the Preferred Stock if immediately after issuance its net assets are equal to at least 200% of the aggregate amount (exclusive of any dividends accrued or in arrears) to which all shares of the Preferred Stock, then outstanding, shall be entitled as a preference over the Common Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(3) may borrow money for substantially the same purposes as it may issue senior debt securities, subject to the same restrictions and to any applicable limitations prescribed by law;

(4) may engage in the business of underwriting securities either directly or through majority-owned subsidiaries subject to any applicable restrictions and limitations prescribed by law;

(5) does not intend to concentrate its assets in any one industry although it may from time to time invest up to 25% of the value of its assets, taken at market value, in a single industry;

(6) may not, with limited exceptions, purchase and sell real estate directly but may do so through majority-owned subsidiaries, so long as its real estate investments do not exceed 10% of the value of the Corporation's total assets;

(7)   may not purchase or sell commodities or commodity contracts; and

(8) may make money loans (subject to restrictions imposed by law and by charter) (a) only to its subsidiaries, (b) as incidents to its business transactions or (c) for other purposes. It may lend its portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities subject to any applicable requirements of a national securities exchange or of a governmental regulatory body against collateral consisting of cash or direct obligations of the United States, maintained on a current basis, so long as all such loans do not exceed 10% of the value of total assets, and it may make loans represented by repurchase agreements, as described in the Prospectus, so long as such loans do not exceed 10% of the value of total assets.

During its last three fiscal years, the Corporation did not: (a) issue senior securities; (b) borrow any money; (c) underwrite securities; (d) concentrate investments in particular industries or groups of industries; (e) purchase or sell real estate, commodities, or commodity contracts; or (f) make money loans or lend portfolio securities.

Other Policies

Leverage. When securities are loaned, the Corporation receives from the borrower the equivalent of dividends or interest paid by the issuer of securities on loan and, at the same time, makes short-term investments with the cash collateral and retains the interest earned, after payment to the borrower or placing broker of a negotiated portion of such interest, or receives from the borrower an agreed upon rate of interest in the case of loans collateralized by direct obligations of the United States. The Corporation does not have the right to vote securities on loan, but would expect to terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Foreign Securities. In order to take advantage of opportunities that may be provided by debt instruments of foreign issuers, the Corporation may from time to time invest up to 3% of its assets in debt securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities and in related forward contracts. The Manager will determine the percentage of assets invested in securities of a particular country or denominated in a particular currency in accordance with its assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. dollar. Currently, the Corporation will invest in securities denominated in foreign currencies or U.S. dollars of issuers located in the following countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom. An issuer of debt securities purchased by the Corporation may be domiciled in a country other than the country in whose currency the instrument is denominated.

The Corporation's returns on foreign currency denominated debt instruments can be adversely affected by changes in the relationship between the U.S. dollar and foreign currencies. The Corporation may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates in connection with hedging and other non-speculative strategies involving specific settlement transactions or portfolio positions. The Corporation will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency market or through forward contracts.

Rights and Warrants. The Corporation may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Corporation's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired by the Corporation in units or attached to securities may be deemed to have been purchased without cost.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Corporation will generally enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

The Corporation may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case the contract would approximate the value of some or all of the Corporation's portfolio securities denominated in such foreign currency. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of the Corporation's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Corporation. Under extraordinary circumstances, the Manager may enter into forward currency contracts in excess of 75% of the Corporation's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Corporation may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The Manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Corporation and its ability to purchase additional securities.

Except as set forth above and immediately below, the Corporation will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Corporation to deliver an amount of foreign currency in excess of the value of the Corporation's portfolio securities or other assets denominated in that currency. The Corporation, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Corporation's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Corporation will be served.

At the maturity of a forward contract, the Corporation may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Corporation to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Corporation is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Corporation is obligated to deliver. However, the Corporation may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Corporation retains the portfolio security and engages in offsetting transactions, the Corporation will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Corporation engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Corporation's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Corporation will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Corporation will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Corporation's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Corporation is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Stockholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Corporation at one rate, while offering a lesser rate of exchange should the Corporation desire to resell that currency to the dealer.

Investment income received by the Corporation from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Corporation to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Corporation's assets to be invested within various countries is not known.

Portfolio Turnover


The Corporation's portfolio turnover rate for the years ended December 31, 2002 and 2001 were 152.79% and 124.34%, respectively.


                             DIRECTORS AND OFFICERS

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Corporation.

Management Information

Information with respect to Directors and officers of the Corporation and their business experience for the past five years is shown below. Unless otherwise noted, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                          Number
                                                                                                            of
                                                                                                        Portfolios
                               Term of                                                                   in Fund
                             Office and                                                                  Complex
                              Length of                                                                  Overseen
 Name, (Age), Position(s)       Time            Principal Occupation(s) During Past 5 Years,                by
     With Corporation          Served*              Directorships and Other Information                  Director
     ----------------          -------              -----------------------------------                  --------
------------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------
John R. Galvin (73)          2000-2003;      Dean Emeritus, Fletcher School of Law and                      60
Director                    1995 to Date     Diplomacy at Tufts University; Director or Trustee
                                             of each of the investment companies of the
                                             Seligman Group of Funds**; Chairman Emeritus,
                                             American Council on Germany; National Defense
                                             University. Formerly, Director, USLIFE
                                             Corporation, life insurance; and Raytheon Co.,
                                             defense and commercial electronics; Governor of
                                             the Center for Creative Leadership;. From June
                                             1987 to June 1992, he was the Supreme Allied
                                             Commander, Europe and the Commander-in-Chief,
                                             United States European Command.

Alice S. Ilchman (68)        2001-2004;      President Emeritus, Sarah Lawrence College;                    60
Director                    1990 to Date     Director or Trustee of each of the investment
                                             companies of the Seligman Group of Funds**;
                                             Director, Jeannette K. Watson Summer Fellowship,
                                             summer internships for college students; Trustee,
                                             Save the Children, nonprofit child-assistance
                                             organization, and the Committee for Economic
                                             Development; Governor, Court of Governors, London
                                             School of Economics; and Director, Public
                                             Broadcasting Service (PBS). Formerly, Chairman,
                                             The Rockefeller Foundation, charitable foundation;
                                             and Director, New York Telephone Company.

Frank A. McPherson (70)     20001-2004;      Retired Chairman of the Board and Chief Executive              60
Director                    1995 to Date     Officer of Kerr-McGee Corporation, diversified
                                             energy company; Director or Trustee of each of the
                                             investment companies of the Seligman Group of
                                             Funds**; Director, ConocoPhillips, integrated
                                             international oil corporation, Integris Health,
                                             owner of various hospitals, BOK Financial, bank
                                             holding company, Oklahoma Chapter of the Nature
                                             Conservancy, Oklahoma Medical Research Foundation,
                                             Boys and Girls Clubs of Oklahoma, Oklahoma City
                                             Public Schools Foundation and Oklahoma Foundation
                                             for Excellence in Education. Formerly, Director,
                                             Kimberly-Clark Corporation, consumer products and
                                             the Federal Reserve System's Kansas City Reserve
                                             Bank.

John E. Merow (73)           1999-2002;      Retired Chairman and Senior Partner, Sullivan &                60
Director                    1991 to Date     Cromwell LLP, law firm; Director or Trustee of
                                             each of the investment companies of the Seligman
                                             Group of Funds**; Director, Commonwealth
                                             Industries, Inc., manufacturers of aluminum sheet
                                             products, the Foreign Policy Association,
                                             Municipal Art Society of New York, the U.S.
                                             Council for International Business and New
                                             York-Presbyterian Hospital; Vice Chairman, New
                                             York-Presbyterian Healthcare System, Inc.; and
                                             Member of the American Law Institute and Council
                                             on Foreign Relations.

Betsy S. Michel (60)         1999-2002;      Attorney; Director or Trustee of each of the                   60
Director                    1985 to Date     investment companies of the Seligman Group of
                                             Funds**; Trustee, The Geraldine R. Dodge
                                             Foundation, charitable foundation, and World
                                             Learning, Inc., international educational
                                             training. Formerly, Chairman of the Board of
                                             Trustees of St. George's School (Newport, RI).

Leroy C. Richie (61)         2001-2004;      Chairman and Chief Executive Officer, Q Standards              59
Director                    2000 to Date     Worldwide, Inc., library of technical standards;
                                             Director or Trustee of each of the investment
                                             companies of the Seligman Group of Funds** (except
                                             Seligman Cash Management Fund, Inc.); Director,
                                             Kerr-McGee Corporation, diversified energy
                                             company, and Infinity, Inc., oil and gas services
                                             and exploration; Director and Chairman, Highland
                                             Park Michigan Economic Development Corp. Formerly,
                                             Trustee, New York University Law Center
                                             Foundation; Vice Chairman, Detroit Medical Center
                                             and Detroit Economic Growth Corp.; and Chairman
                                             and Chief Executive Officer, Capital Coating
                                             Technologies, Inc., applied coating technologies;
                                             and Vice President and General Counsel, Automotive
                                             Legal Affairs, Chrysler Corporation.

                                                                                                          Number
                                                                                                            of
                                                                                                        Portfolios
                               Term of                                                                   in Fund
                             Office and                                                                  Complex
                              Length of                                                                  Overseen
 Name, (Age), Position(s)       Time            Principal Occupation(s) During Past 5 Years,                by
     With Corporation          Served*              Directorships and Other Information                  Director
     ----------------          -------              -----------------------------------                  --------
James Q. Riordan (75)        2000-2003;      Director or Trustee of each of the investment                  60
Director                    1989 to Date     companies of the Seligman Group of Funds**;
                                             Director or Trustee, The Houston Exploration
                                             Company, oil exploration, and the Committee for
                                             Economic Development. Formerly, Vice Chairman,
                                             Mobil Corporation, petroleum and petrochemicals;
                                             Co- Chairman of the Policy Council of the Tax
                                             Foundation; Director and President, Bekaert
                                             Corporation, high-grade steel cord, wire and
                                             fencing products; and a Director or Trustee of
                                             Tesoro Petroleum Companies, Inc., Dow Jones &
                                             Company, Inc., business and financial news,
                                             KeySpan Corporation, diversified energy and
                                             electric company, The Brooklyn Museum and the
                                             Public Broadcasting Service (PBS).

Robert L. Shafer (70)        2000-2003;      Retired Vice President, Pfizer Inc.,                           60
Director                    1991 to Date     pharmaceuticals; Director or Trustee of each of
                                             the investment companies of the Seligman Group of
                                             Funds**. Formerly, Director, USLIFE Corporation,
                                             life insurance.

James N. Whitson (68)        1999-2002;      Retired Executive Vice President and Chief                     60
Director                    1993 to Date     Operating Officer, Sammons Enterprises, Inc., a
                                             diversified holding company; Director or Trustee
                                             of each of the investment companies of the
                                             Seligman Group of Funds**; Director, C-SPAN, cable
                                             television networks and CommScope, Inc.,
                                             manufacturer of coaxial cable. Formerly, Director
                                             and Consultant, Sammons Enterprises, Inc.

------------------------------------------------------------------------------------------------------------------
                                    INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
------------------------------------------------------------------------------------------------------------------
Paul C. Guidone*** (45)      2002 to Date    Managing Director and Chief Investment Officer, J.             59
Director                                     & W. Seligman & Co. Incorporated, Director or
                                             Trustee of each of the investment companies of the
                                             Seligman Group of Funds**, with the exception of
                                             Seligman Cash Management Fund, Inc.; Member of the
                                             Association of Investment Management and Research,
                                             the New York Society of Security Analysts and the
                                             London Society of Investment Professionals.
                                             Formerly Deputy Chairman and Group Chief Executive
                                             Officer of HSBC Asset Management and, prior to
                                             that, Managing Director and Chief Investment
                                             Officer of Prudential Diversified Investments.

William C. Morris*** (65)     2000-2003;     Chairman, J. & W. Seligman & Co. Incorporated,                 60
Director and Chairman of     1988 to Date    Chairman of the Board and Director or Trustee of
the Board                                    each of the investment companies of the Seligman
                                             Group of Funds**; Chairman, Seligman Advisors,
                                             Inc., Seligman Services, Inc. and Carbo Ceramics
                                             Inc., manufacturer of ceramic proppants for oil
                                             and gas industry; and Director, Seligman Data
                                             Corp. Formerly, Director, Kerr- McGee Corporation,
                                             a diversified energy company and Chief Executive
                                             Officer of each of the investment companies of the
                                             Seligman Group of Funds.

Brian T. Zino*** (50)         2001-2004;     Director and President, J. & W. Seligman & Co.                 60
Director, President and       Dir.: 1993     Incorporated; President, Chief Executive Officer
Chief Executive Officer        to Date       and Director or Trustee of each of the investment
                            Pres.: 1995 to   companies of the Seligman Group of Funds**;
                                 Date        Director, Seligman Advisors, Inc. and Seligman
                              CEO.: Nov.     Services, Inc.; Chairman, Seligman Data Corp.;
                             2002 to Date    Member of the Board of Governors of the Investment
                                             Company Institute; and Vice Chairman, ICI Mutual
                                             Insurance Company.

Ben-Ami Gradwohl (44)        2001 to Date    Managing Director, J. & W. Seligman & Co.                      N/A
Vice President and                           Incorporated since January 2000; Vice President
Co-Portfolio Manager                         and Co-Portfolio Manager of Seligman Common Stock
                                             Fund, Inc., Seligman Income Fund, Inc. and
                                             Seligman Tax-Aware Fund, Inc.; and Vice President
                                             of Seligman Portfolios, Inc. and Co-Portfolio
                                             Manager of its Seligman Common Stock Portfolio and
                                             Seligman Income Portfolio. Formerly, Portfolio
                                             Manager, Nicholas-Applegate Capital Management
                                             from 1996 to 1999; and Vice President, Research
                                             and Quantitative Analysis, Leland O'Brien
                                             Rubinstein Associates, Inc. from 1994 to 1996.

                                                                                                          Number
                                                                                                            of
                                                                                                        Portfolios
                               Term of                                                                   in Fund
                             Office and                                                                  Complex
                              Length of                                                                  Overseen
 Name, (Age), Position(s)       Time            Principal Occupation(s) During Past 5 Years,                by
     With Corporation          Served*              Directorships and Other Information                  Director
     ----------------          -------              -----------------------------------                  --------
David Guy (44)               2001 to Date    Managing Director, J. & W. Seligman & Co.                      N/A
Vice President and                           Incorporated since January 2000; Vice President
Co-Portfolio Manager                         and Co-Portfolio Manager of Seligman Common Stock
                                             Fund, Inc., and Seligman Tax-Aware Fund, Inc.; and
                                             Vice President of Seligman Portfolios, Inc. and
                                             Co-Portfolio Manager of its Seligman Common Stock
                                             Portfolio. Formerly, Portfolio Manager, Systematic
                                             Investment Group, Nicholas-Applegate Capital
                                             Management from 1997 to 1999; and Vice President,
                                             Equity Derivatives Analysis Group, Salomon
                                             Brothers, Inc. from 1992 to 1996.

Thomas G. Rose (45)          2000 to Date    Senior Vice President, Finance, J. & W. Seligman &             N/A
Vice President                               Co. Incorporated, Seligman Advisors, Inc. and
                                             Seligman Data Corp.; Vice President of each of the
                                             investment companies of the Seligman Group of
                                             Funds** and of Seligman Services, Inc. and
                                             Seligman International, Inc. Formerly, Treasurer
                                             of each of the investment companies of the
                                             Seligman Group of Funds and of Seligman Data Corp.

Lawrence P. Vogel (46)      V.P.: 1992 to    Senior Vice President and Treasurer, Investment                N/A
Vice President                   Date        Companies, J. & W. Seligman & Co. Incorporated;
and Treasurer                Treas.: 2000    Vice President and Treasurer of each of the
                               to Date       investment companies of the Seligman Group of
                                             Funds** and of Seligman Data Corp. Formerly,
                                             Senior Vice President, Finance, J. & W. Seligman &
                                             Co. Incorporated, Seligman Advisors, Inc.,
                                             Seligman International, Inc. and Seligman Data
                                             Corp.; Vice President, Seligman Services, Inc.;
                                             and Treasurer, Seligman International, Inc. and
                                             Seligman Henderson Co.

Frank J. Nasta (38)          1994 to Date    Managing Director, General Counsel and Corporate               N/A
Secretary                                    Secretary, J. & W. Seligman & Co. Incorporated;
                                             Secretary, of each of the investment companies of
                                             the Seligman Group of Funds**; and Corporate
                                             Secretary, Seligman Advisors, Inc., Seligman
                                             Services, Inc., Seligman International, Inc. and
                                             Seligman Data Corp. Formerly, Corporate Secretary,
                                             Seligman Henderson Co. and Senior Vice President,
                                             Law and Regulation, J. & W. Seligman & Co.
                                             Incorporated.


----------
* All officers are elected annually by the Board and serve until their successors are elected and qualified or their earlier resignation.


** The Seligman Group of Funds currently consists of twenty-two registered investment companies.

*** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Corporation, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.




The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four times during the year ended December 31, 2002. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met three times during the year ended December 31, 2002. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow, and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met four times during the year ended December 31, 2002. Members of the Committee are Messrs. Shafer (Chairman), McPherson, and Riordan, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2002, the Directors beneficially owned shares in the Corporation and the Seligman Group of Funds as follows:

                                                                    Aggregate Dollar Range of Shares
                         Dollar Range of Fund Shares Owned         Owned by Director in the Seligman
      Name                          By Director                              Group of Funds
      ----                          -----------                              --------------
----------------------------------------------------------------------------------------------------
                              INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------
John R. Galvin                    $10,001-$50,000                           $10,001-$50,000
Alice S. Ilchman                  $50,001-$100,000                           Over $100,000
Frank A. McPherson                 Over $100,000                             Over $100,000
John E. Merow                      Over $100,000                             Over $100,000
Betsy S. Michel                   $10,001-$50,000                            Over $100,000
Leroy C. Richie                   $10,001-$50,000                           $10,001-$50,000
James Q. Riordan                   Over $100,000                             Over $100,000
Robert L. Shafer                  $10,001-$50,000                            Over $100,000
James N. Whitson                   Over $100,000                             Over $100,000
----------------------------------------------------------------------------------------------------
                              INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------
Paul C. Guidone                   $10,001-$50,000                          $50,001 - $100,000
William C. Morris                  Over $100,000                             Over $100,000
Brian T. Zino                      Over $100,000                             Over $100,000


Compensation Table


                                                                    Pension or
                                             Aggregate          Retirement Benefits       Total Compensation
                                           Compensation          Accrued as part of      from Corporation and
Name and Position with Corporation     from Corporation (1)     Corporation Expenses      Fund Complex (1)(2)
----------------------------------     --------------------     --------------------      -------------------
   John R. Galvin, Director                   $31,247                   N/A                     $99,000
   Alice S. Ilchman, Director                  28,881                   N/A                      93,000
   Frank A. McPherson, Director                30,078                   N/A                      96,000
   John E. Merow, Director                     31,247                   N/A                      99,000
   Betsy S. Michel, Director                   31,247                   N/A                      99,000
   James C. Pitney, Director(3)                 9,313                   N/A                      30,000
   Leroy C. Richie, Director                   31,247                   N/A                      99,000
   James Q. Riordan, Director                  30,078                   N/A                      96,000
   Robert L. Shafer, Director                  28,871                   N/A                      91,500
   James N. Whitson, Director                  31,247(4)                N/A                      99,000(4)


----------
(1) Based on remuneration received by the Directors of the Corporation for the year ended December 31, 2002.


(2) As of December 31, 2002, the Seligman Group of Funds consisted of twenty-three investment companies.

(3)   Mr. Pitney retired from the Board of Directors effective May 16, 2002.

(4)   Deferred.

No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of the Manager.


The Corporation has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by the Manager, as designated by the director. The annual cost of such fees and interest is included in the director's fees and expenses and the accumulated balance thereof is included in "Liabilities" in the Corporation's financial statements.


As of December 31, 2002, the total amount of deferred compensation (including interest) payable in respect of the Corporation to Mr. Whitson was $171,009. Mr. Merow no longer defers current compensation; however, he has accrued deferred compensation in the amount of $54,265, as of December 31, 2002.


Directors and officers of the Corporation are also directors, trustees and officers of some or all of the other investment companies in the Seligman Group of Funds.

Code of Ethics

The Manager, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from the Manager's Director of Compliance.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to charitable organizations.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk, or through an authorized dealer or investment advisor designated by the Manager. All Employee personal securities transactions must be pre-cleared through the Manager's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.


                          MANAGEMENT OF THE CORPORATION

The Manager


J. & W. Seligman & Co. Incorporated (the "Manager"), subject to the control of the Corporation's Board of Directors, manages the investments of the assets of the Corporation and administers its business and other affairs pursuant to a management agreement (the "Management Agreement"). The Manager also serves as investment manager to twenty-one other US registered investment companies which, together with the Corporation, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Corporation. No person or persons, other than the Directors, officers or employees of the Manager and the Corporation regularly advise the Corporation with respect to its investments.





The Manager is a successor firm to an investment banking business founded in 1864 which has provided investment services to individuals, families, institutions and corporations. Mr. William C. Morris, Chairman of the Manager and Chairman of the Board of Directors and Chairman of the Corporation, owns a majority of the outstanding voting securities of the Manager and is a controlling person of the Manager. See the Appendix to this SAI for information regarding the history of the Manager.

The Corporation pays the Manager a management fee for its services, calculated daily and payable monthly, equal to a percentage of the daily net assets of the Corporation. The method for determining this percentage, referred to as the management fee rate, is set forth in the Prospectus. The management fee amounted to $9,895,235 in 2002, $12,508,900 in 2001 and $15,398,779 in 2000,
respectively, which was equivalent to an annual rate of 0.41%, 0.40% and 0.39%, respectively, of the average daily net assets of the Corporation.


As part of its services to the Corporation, the Manager provides the Corporation with such office space, administrative and other services and executive and other personnel as are necessary for the operations of the Corporation. The Manager also provides senior management for Seligman Data Corp., a wholly-owned subsidiary of the Corporation and certain of the other investment companies in the Seligman Group of Funds. The Manager pays all of the compensation of the Directors of the Corporation who are employees or consultants of the Manager and its affiliates, of the officers and employees of the Corporation and of certain executive officers of Seligman Data Corp.


At the November 21, 2002 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for the meeting, the Board requested and reviewed a wide variety of materials from the Manager, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) the investment results achieved by the Manager for the Corporation (including investment performance comparisons with other comparable closed-end funds and certain indices); (2) the nature and quality of the administrative services rendered by the Manager; (3) the payments received by the Manager and its affiliates from all sources involving both the Corporation and the other investment companies in the Seligman Group of Funds; (4) the costs borne by, and profitability of, the Manager and its affiliates in providing service of all types to the Corporation and to the other investment companies in the Seligman Group of Funds; (5) information concerning the Corporation's expense ratio and competitive industry fee structures and expense ratios, including, specifically, the relationship of the Corporation's management fee rates to those typically paid by similar funds;
(6) the Manager's policies and practices regarding allocation of portfolio transactions, including the use of brokers or dealers that provided research and other services to the Manager and the benefits derived from such services to the Corporation and to the Manager; (7) portfolio turnover for the Corporation and other comparable investment companies; (8) the Manager's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) the fall-out benefits which the Manager and its affiliates receive from the Manager's relationship to the Corporation. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the compensation paid to the Manager under the Management Agreement was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.


Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Directors considered the performance of the Corporation as compared to the performance of other comparable closed-end funds and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by the Manager. In addition to the information received by the Directors in connection with the November 21, 2002 Board of Directors meeting, the Board receives detailed information related to performance of the Corporation at each Board meeting during the year.


Expenses of the Corporation. The Board also considered the management fee rate paid by the Corporation to the Manager and the other expenses of the Corporation, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of the Manager's investment advisory and investment company activities and its financial condition based on results for 2001 and 2002 (through September 30) and estimates for full-year 2002. The information considered by the Board of Directors included operating profit margin information for the Manager's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the investment companies of the Seligman Group of Funds on a fund-by-fund basis. The Board of Directors reviewed certain assumptions and methods of allocation used by the Manager in preparing fund-specific profitability data. While the Manager believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager's where each of the advisory products draws on, and benefits from, the pooled research of the organization.


             HOLDINGS OF PREFERRED STOCK, COMMON STOCK AND WARRANTS


As of March 31, 2003, holders of record of Preferred Stock totaled 394; holders of record of Common Stock totaled 36,296; and holders of record of Warrants totaled 104.

Control Persons

As of March 31, 2003, there was no person or persons who controlled the Corporation, either through a significant ownership of shares or any other means of control.

Principal Holders


As of March 31, 2003, the principal holders of 5% or more of the outstanding equity securities of the Corporation, are: (1) Cede & Co., a nominee for The Depository Trust Company, 55 Water Street, New York, New York 10041, owns of record approximately 42% of the Corporation's Common Stock outstanding; approximately 81% of the Corporation's Preferred Stock outstanding and approximately 58% of the Corporation's Warrants outstanding; and (2) Dwight Goldthorpe, PO Box 2778, Palm Beach, Florida 33480, owns of record approximately 12% of the Corporations Warrants outstanding.


Management Ownership


As of March 31, 2003, all Directors and officers of the Corporation, as a group, owned less than 1% of the Corporation's Common Stock. As of the same date, no Directors or officers owned any of the Corporation's Preferred Stock or Warrants.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. The Management Agreement recognizes that in the purchase and sale of portfolio securities of the Corporation, the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for its use, as well as to the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager to be beneficial to the Corporation. In addition, the Manager is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Corporation than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager in connection with its services to clients other than the Corporation.

In over-the-counter markets, the Corporation deals with primary market makers unless a more favorable execution or price is believed to be obtainable. The Corporation may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

When two or more of the investment companies of the Seligman Group of Funds or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


Commissions. Total brokerage commissions (not including any spreads on principal transactions on a net basis) paid by the Corporation during the years ended December 31, 2002, 2001 and 2000, were $8,675,607, $8,798,853 and $4,830,427, respectively.

Regular Broker-Dealers. During the year ended December 31, 2002, the Corporation acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents. The Corporation held securities of Citigroup, Inc., the parent company of Salomon Smith Barney, with an aggregate value of $61,277,403; held securities of Morgan Stanley Dean Witter, with an aggregate value of $9,545,872; and held securities of Merrill Lynch & Co. Incorporated, the parent company of Merrill Lynch, Pierce Fenner & Smith, Incorporated, with an aggregate value of $8,622,240 as of December 31, 2002.


                              FINANCIAL STATEMENTS


The Corporation's financial statements for the year ended December 31, 2002 are incorporated into this SAI by reference to the 2002 Annual Report to Stockholders of the Corporation, filed with the SEC pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder. The 2002 Annual Report contains schedules of the

Corporation's portfolio investments as of December 31, 2002 and certain other financial information. The Corporation will furnish, without charge, a copy of such Annual Report to any person who requests a copy of the SAI.


The financial information of the Corporation included in the Prospectus under the caption "Financial Highlights" and the financial statements that are incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the reports of Deloitte & Touche LLP given upon their authority as experts in auditing and accounting.

   CUSTODIAN, STOCKHOLDER SERVICE AGENT AND DIVIDEND PAYING AGENT AND EXPERTS

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Corporation. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Corporation.

Stockholder Service Agent and Dividend Paying Agent. Seligman Data Corp., a wholly-owned subsidiary of the Corporation, and certain other investment companies of the Seligman Group of Funds, acts as the stockholder service agent and dividend paying agent and performs, at cost, certain recordkeeping functions for the Corporation, maintains the records of stockholder accounts and furnishes dividend paying, redemption and related services.

Independent Auditors. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the independent auditors for the Corporation and in such capacity audits the Corporation's annual financial statements and financial highlights.

  INDEPENDENT AUDITORS' REPORT ON FINANCIAL HIGHLIGHTS -- SENIOR SECURITIES --
                        $2.50 CUMULATIVE PREFERRED STOCK

To the Board of Directors and Security Holders of
      Tri-Continental Corporation:


We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the statements of assets and liabilities, including the portfolios of investments, and the statements of capital stock and surplus of Tri-Continental Corporation as of December 31 for each of the ten years in the period ended December 31, 2002 and the related statements of operations and of changes in net investment assets, and the financial highlights for each of the years then ended (none of which are presented herein); and we expressed unqualified opinions on those financial statements.

In our opinion, the information appearing on page 8 of the Prospectus, under the caption "Senior Securities-$2.50 Cumulative Preferred Stock", for each of the ten years in the period ended December 31, 2002 is fairly stated, in all material respects, in relation to the financial statements from which it has been derived.


DELOITTE & TOUCHE LLP
New York, New York
February 7, 2003

                                    APPENDIX

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

.....Prior to 1900

o     Helps finance America's fledgling railroads through underwriting.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o     Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

....1900-1910

o     Helps Congress finance the building of the Panama Canal.

....1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

....1920s

o Participates in hundreds of underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, and one of its oldest.

....1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o     Establishes Investment Advisory Service.

....1940s

o     Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.


o     Establishes Whitehall Fund, Inc., today Seligman Income and Growth Fund,
      Inc.

....1950-1989

o Develops new open-end investment companies. Today, manages more than 60 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company, and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle with fifteen portfolios offered through variable annuity and variable life insurance products.

....1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high-quality municipal bonds.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Global Fund Series, Inc., which today offers five separate funds: Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund and Seligman International Growth Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate funds: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

....2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

o Launches Seligman New Technologies Fund II, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including up to 50% in venture capital investing.

....2001



o Launches Seligman Investment Grade Fixed Income Fund, Inc., a mutual fund seeking a high level of current income.

PART C. OTHER INFORMATION

      Item 24. Financial Statements and Exhibits.

      1. Financial Statements.


      Part A: Financial Highlights for the ten years ended December 31, 2002; Table for the ten years ended December 31, 2002 under the caption "Senior Securities - $2.50 Cumulative Preferred Stock."

      Part B: The required financial statements are included in the Corporation's 2002 Annual Report, which is incorporated by reference into the Statement of Additional Information. These statements include: Portfolio of Investments at December 31, 2002; Statement of Assets and Liabilities at December 31, 2002; Statement of Capital Stock and Surplus at December 31, 2002; Statement of Operations for the year ended December 31, 2002; Statements of Changes in Net Investment Assets for the years ended December 31, 2002 and 2001; Notes to Financial Statements; Financial Highlights for the five years ended December 31, 2002; Report of Independent Auditors.


      2. Exhibits: All Exhibits listed below have been previously filed and are incorporated herein by reference, except those Exhibits marked with an asterisk (*) which are filed herewith.

      (a) Amended and Restated Charter of Registrant. (Incorporated by reference to Registrant's Amendment No. 27 to the Registration Statement on Form N-2 filed on April 16, 1998).


      (b)         *By-laws of the Registrant.


      (c)         Not Applicable.

      (d)(1) Specimen certificates of Common Stock. (Incorporated by reference to Registrant's Amendment No. 1 to the Registration Statement on Form N-2 filed on March 6, 1981.)

      (d)(2) Specimen certificates of $2.50 Cumulative Preferred Stock. (Incorporated by reference to Registrant's Amendment No. 1 to the Registration Statement on Form N-2 filed on March 6, 1981.)

      (d)(3) Specimen of Warrant of the Registrant. (Incorporated by reference to Registrant's Amendment No. 1 to the Registration Statement on Form N-2 filed on March 6, 1981.)

      (d)(4) Form of Subscription Certificate - Subscription Right for shares of Common Stock. (Incorporated by reference to Registrant's Registration Statement on Form N-2 filed on September 17, 1992.)

      (d)(5) The Registrant's Charter is the constituent instrument defining the rights of the $2.50 Cumulative Preferred Stock, par value $50, and the Common Stock of the Registrant. (Incorporated by reference to Registrant's Amendment No. 27 to the Registration Statement on Form N-2 filed on April 16, 1998.)

      (e) Registrant's Automatic Dividend Investment and Cash Purchase Plan is set forth in Registrant's Prospectus which is filed as Part A of this Registration Statement.

      (f)         Not Applicable.

      (g)(1) Amended Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Amendment No. 24 to the Registration Statement on Form N-2 filed April 13, 1995.)

      (h)         Not Applicable.

      (i)(1) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Exhibit 7 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Seligman Frontier Fund, Inc. (File No. 2-92487) filed on January 28, 1997.)

PART C. OTHER INFORMATION

      (i)(2) Deferred Compensation Plan for Directors of Tri-Continental Corporation. (Incorporated by reference to Registrant's Amendment No. 27 to the Registration Statement on Form N-2 filed on April 16, 1998.)

      (j) Form of Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Amendment No. 26 to the Registration Statement on Form N-2 filed on April 24, 1997.)

      (k)         Not Applicable.

      (l)         *Opinion and Consent of Counsel.

      (m)         Not Applicable.

      (n)         *Consent of Independent Auditors.

      (o)         Not Applicable.

      (p)         Not Applicable.

      (q)(1) The Seligman Roth/Traditional IRA Information Kit. (Incorporated by reference to Registrant's Amendment No. 27 to the Registration Statement on Form N-2 filed on April 16, 1998.)

      (q)(2) The Seligman Simple IRA Plan documents for employers (Incorporated by reference to Exhibit 14 of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Seligman Value Fund Series, Inc. (File No. 333-20621) filed on April 17, 1997.)

      (q)(3) The Seligman Simple IRA Plan Agreement and Disclosure Statement for participants. (Incorporated by reference to Exhibit 14 of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Seligman Value Fund Series, Inc. (File No. 333-20621) filed on April 17, 1997.)

      (q)(4) Qualified Plan and Trust Basic Plan Document. (Incorporated by reference to Registrant's Amendment No. 27 to the Registration Statement on Form N-2 filed on April 16, 1998.)

      (q)(5) Flexible Standardized 401(k) Profit Sharing Plan Adoption Agreement. (Incorporated by reference to Registrant's Amendment No. 27 to the Registration Statement on Form N-2 filed on April 16, 1998.)

      (q)(6) Flexible Nonstandardized Safe Harbor 401(k) Profit Sharing Plan Adoption Agreement. (Incorporated by reference to Registrant's Amendment No. 27 to the Registration Statement on Form N-2 filed on April 16, 1998.)


      (r) Amended and Restated Code of Ethics. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on on January 28, 2003.)


(Other Exhibits)


                  *(a) Power of Attorney for Paul C. Guidone.

                  (b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Amendment No. 31 to the Registration Statement on Form N-2 filed on April 19, 2001.)


Item 25. Marketing Arrangements. Not Applicable.

PART C. OTHER INFORMATION

Item 26.    Other Expenses of Issuance and Distribution.


            Registration fees                                    $2,190.77
            NYSE listing fees                                           -0-
            Registrar fees                                              -0-
            Legal fees                                                  -0-
            Accounting fees                                             -0-
            Miscellaneous (mailing, etc.)                               -0-


Item 27. Persons Controlled by or Under Common Control with Registrant. Seligman Data Corp., a New York Corporation, is owned by the Registrant and certain associated investment companies. The Registrant's investment in Seligman Data Corp. is recorded at a cost of $43,681.

Item 28.    Number of Holders of Securities.


            As of March 31, 2003:

            Title of Class                              Number of Recordholders
            --------------                              -----------------------
            $2.50 Cumulative Preferred                         394
            Common Stock                                    36,296
            Warrants                                           104


Item 29. Indemnification. Reference is made to the provisions of Article Eleventh of Registrant's Amended and Restated Charter filed as an exhibit to this Registration Statement and Article II, Section 14 of Registrant's Restated By-laws filed as an exhibit to the Registration Statement filed on April 23, 1997.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30. Business and Other Connections of Investment Adviser: J. & W. Seligman & Co. Incorporated, a Delaware corporation (the "Manager"), is the Registrant's investment manager and is an investment manager registered under the Investment Advisers Act of 1940, as amended (Advisers Act). The list required by this Item 30 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager with the Securities and Exchange Commission, pursuant to the Advisers Act (SEC File No. 801-15798) which was filed on March 28, 2003.

PART C. OTHER INFORMATION

Item 31. Location of Accounts and Records: The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules 17 CFR 270.31(a)(1)-31(a)(3) promulgated thereunder, are maintained by J. &
            W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017, and at the following locations: (1) Custodian: State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 and (2) Transfer Agent, Redemption and Other Shareholder Account Services:
            Seligman Data Corp., 100 Park Avenue, New York, NY 10017.

Item 32.    Management Services:  Not Applicable.

Item 33.    Undertakings:

            I. Registrant undertakes: to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement.

            II. Registrant undertakes:

            (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

            (b) and that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

            III. The Registrant undertakes: to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 21st day of April, 2003.


                                            TRI-CONTINENTAL CORPORATION



                                        By: /s/ Brian T. Zino
                                            ------------------------------------
                                            Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 21st, 2003.


        Signature                       Title
        ---------                       -----



/s/ Brian T. Zino                       Director, President and Chief Executive
-----------------------------           Officer (Principal Executive Officer)
Brian T. Zino


/s/ William C. Morris                   Chairman of the Board and Director
-----------------------------
William C. Morris


/s/ Lawrence P. Vogel                   Treasurer (Principal Financial and
-----------------------------           Accounting Officer)
Lawrence P. Vogel

John R. Galvin, Director            )
Paul C. Guidone, Director           )
Alice S. Ilchman, Director          )
Frank A. McPherson, Director        )
John E. Merow, Director             )
Betsy S. Michel, Director           )   /s/ Brian T. Zino
Leroy C. Richie, Director           )   ----------------------------------------
James Q. Riordan, Director          )   Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Director          )
James N. Whitson, Director          )

                           TRI-CONTINENTAL CORPORATION
                                    FORM N-2

                                  EXHIBIT INDEX

Form N-2 Item No.                        Description
-----------------                        -----------


Item 24(2)(b)                            By-laws of the Registrant.

Item 24(2)(l)                            Opinion and Consent of Counsel.

Item 24(2)(n)                            Consent of Independent Auditors.

(Other Exhibits)                         Power of Attorney for Paul C. Guidone.